Commitments and contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Commitments and contingencies
4.8 Commitments and contingencies

As of June 30, 2024, guarantees in the amount of CHF 168.2 million (December 31, 2023: CHF 155.6 million) were provided in favor of third parties.
The Swiss On entities form a VAT group and, hence, every entity participating in the group is jointly and severally liable for VAT debt of other group participants. Further On group entities participating in central cash pooling are jointly and severally liable for any debit position or outstanding overdraft in connection with them. In that context, gross balances in the amount of CHF 57.7 million have been offset as of June 30, 2024 (December 31, 2023: CHF 112.6 million).
On has signed several new lease contracts, which have not yet commenced as of June 30, 2024, and are therefore not yet recognized on the balance sheet. The total committed future outflow resulting of these lease contracts amounts to:

(CHF in millions)	6/30/2024	12/31/2023

Due < 1 year	10.6	15.8
Due 1 - 5 years	121.4	145.4
Due > 5 years	186.0	224.5
Commitments for future lease obligations	318.0	385.7
The majority of the future lease commitments relate to contracts for the Atlanta Warehouse and the warehouse in Belgium ("Beringen Warehouse"). The Atlanta Warehouse became partially operational during the six-months ended June 30, 2024, and is expected to be fully operational by 2025. The remaining future lease commitment is CHF 190.1 million (December 31, 2023: CHF 245.8 million).

The Beringen Warehouse began partially operating in 2024 during the six-months ended June 30, 2024, and is expected to be fully operational by 2026. The remaining future lease commitment is CHF 106.4 million (December 31, 2023: CHF 122.5 million).
The remaining other lease commitments primarily relate to a new store in Zurich, Switzerland.